UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Neutral Tandem, Inc. (the “Company”) on October 1, 2010 (the “Initial Filing”). On October 1, 2010, the Company acquired all of the stock of Tinet S.p.A. and subsidiaries (“Tinet Group”) pursuant to a Share Purchase Agreement dated as of September 9, 2010. This Amendment No. 1 is being filed to include historical audited financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following financial statements are incorporated herein by reference to Exhibit 99.1 hereto:

•

Audited consolidated financial statements of Tinet Group as of and for the nine months ended September 30, 2010, and the notes related thereto, and the related independent auditors’ report of Deloitte & Touche S.p.A. Audited consolidated financial statements for the nine months ended September 30, 2010 are presented in lieu of the required period of one year pursuant to Regulation S-X Rule 3-06(b).

(b)	Pro forma financial information.

The following financial information is incorporated herein by reference to Exhibit 99.2 hereto:

•	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, and the notes related thereto.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte and Touche S.p.A.

99.1	Audited consolidated financial statements of Tinet Group as of and for the nine months ended September 30, 2010, and the notes related thereto, and the related independent auditors’ report of Deloitte & Touche S.p.A.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ Robert M. Junkroski
Date: February 18, 2011	Name:	Robert M. Junkroski
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte and Touche S.p.A.

99.1	Audited consolidated financial statements of Tinet Group as of and for the nine months ended September 30, 2010, and the notes related thereto, and the related independent auditors’ report of Deloitte & Touche S.p.A.

99.2	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009, and the notes related thereto.